UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

Saguaro Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-162168	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 The Mead Darlington, County Durham DL1 1EU United Kingdom (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011-44-7753-998016

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2010, Saguaro Resources, Inc., a Delaware corporation ("Registrant") entered into a Share Exchange Agreement (the "Exchange Agreement") by and among Registrant, InspireMD Ltd., a company incorporated under the laws of the State of Israel (the "Company"), and shareholders of the Company that are signatory thereto (the "Shareholders").  Upon closing of the transactions contemplated under the Exchange Agreement (the "Share Exchange"), the Shareholders have agreed  to transfer all of the ordinary shares of the Company  held by them (the "Company Shares") for at least 6.67 newly issued shares of common stock, par value $0.0001 per share, of Registrant (the "Registrant Stock").  Additional shareholders of the Company may agree to participate in the Share Exchange by executing a joinder to the Exchange Agreement, and upon doing so, shall be deemed to be “Shareholders” for the purposes of the Exchange Agreement.  The final exchange ratio will be agreed upon by Registrant and the Company at the time of the closing of the Share Exchange.

In connection with the Share Exchange, each holder of options and warrants to purchase Company Shares will exchange such Company options and warrants for options and warrants to purchase shares of common stock of Registrant.  The terms of the Registrant stock options and warrants to be issued in the Share Exchange will be substantially similar to the terms of the Company stock options and warrants outstanding prior to such Share Exchange, except that exercise price  and number of shares issuable upon exercise thereof will be proportionally adjusted to reflect the exchange ratio in the Share Exchange.

Upon the closing of the Share Exchange, Registrant's sole officer and director will resign, and the Company will appoint new directors to Registrant's Board of Directors. Simultaneously with the Share Exchange, Registrant will  appoint the previous officers of the Company as the new officers of Registrant.

The closing of the Share Exchange is subject to the satisfaction of certain customary closing conditions set forth in the Exchange Agreement.

In addition to the customary closing conditions set forth in the Exchange Agreement, the obligations of the Shareholders and the Company to consummate the transactions contemplated in the Exchange Agreement are conditioned upon the fulfillment of the following additional closing conditions, any of which may be waived by the Shareholders and the Company in writing:

•
Investors irrevocably (i) committing to purchase such number of shares of Registrant Stock, on terms acceptable to the Company, that would result in aggregate net proceeds to Registrant of at least $7,500,000 (the “Private Placement”) (excluding (i) all fees payable to brokers and any other third party, including the Company’s legal counsel in connection with the Private Placement and the Transactions (as defined in the Exchange Agreement); and (ii) the conversion of the Convertible Debentures (as defined in the Exchange Agreement) in the aggregate original principal amount of $1,580,000, together with any interest accrued thereon), and such funds shall have been placed in escrow to be automatically released into Registrant’s bank account upon consummation of the Transactions;

•
The Shareholders of the Company and/or the Company shall have received a favorable Israeli tax pre-ruling to their full satisfaction providing that the consummation of the Private Placement and the Share Exchange shall constitute a deferred tax event for the Company and the Shareholders and shall not obligate them to pay any tax amounts prior to receiving actual funds resulting from the sale of the Registrant Stock received by such Shareholders in exchange for their Company Shares;

•
Shareholders holding at least 80% of the Company Shares shall have executed and delivered the Exchange Agreement and, at the Closing (as defined in the Exchange Agreement), shall exchange their Company Shares for Registrant Stock pursuant to the terms set forth on the Exchange Agreement; and

•
Immediately prior to the Closing, Registrant shall have 5,500,000 shares of Registrant Stock issued and outstanding held by stockholders acceptable to the Company and no other securities, options, warrants or securities, obligations or instruments that are convertible or exercisable into (i) any securities of Registrant or (ii) securities or instruments convertible or exercisable into securities of Registrant, shall be outstanding. In addition, 1,500,000 of these shares of Registrant Stock shall have been deposited into an escrow account, with the holders of such shares entering into an escrow agreement with Registrant pursuant to which they shall agree to the forfeiture and cancellation of such shares should Registrant (i) record at least $10 million in revenue (on a consolidated basis), as certified by its independent auditors, during the twelve (12) month period following the Closing, and (ii) fail, after a good faith effort, to secure a listing on the Nasdaq Capital Market, Nasdaq global Market or Nasdaq global Select Market within twelve (12) months following the Closing.

In addition to the customary closing conditions set forth in the Exchange Agreement, the obligations of Registrant to consummate the transactions contemplated in the Exchange Agreement are conditioned upon the fulfillment of the following additional closing condition, which may be waived by Registrant in writing:

•
Shareholders holding at least 80% of the Company Shares shall have executed and delivered the Exchange Agreement and, at the Closing, shall exchange their Company Shares for Registrant Stock pursuant to the terms set forth in the Exchange Agreement.

The consummation of the Share Exchange and the related transactions is expected to take place on or prior to March 31, 2011.

The foregoing is not a complete summary of the terms of the transaction described in this Item 1.01 and reference is made to the complete text of the Exchange Agreement attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Share Exchange Agreement, dated as of December 29, 2010, by and among InspireMD, Ltd., and the Shareholders of InspireMD, Ltd. that are signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 5, 2011
Saguaro Resources, Inc.

By:	/s/ Lynn Briggs
	Name:	Lynn Briggs
	Title:	Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Share Exchange Agreement, dated as of December 29, 2010, by and among InspireMD, Ltd., and the Shareholders of InspireMD, Ltd. that are signatory thereto.